Exhibit 99.2
Consent and Amendment
to Loan Documents

THIS CONSENT AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of July 9, 2015, by and among HEALTHCARE SERVICES GROUP, INC., HUNTINGDON HOLDINGS, INC. and HCSG STAFF LEASING SOLUTIONS, LLC (individually and collectively, the “Existing Borrower”), HCSG LABOR SUPPLY, LLC, HCSG EAST, LLC, HCSG CENTRAL, LLC and HCSG WEST, LLC (individually and collectively, the “New Borrower” and together with the Existing Borrower, the “Borrower”) and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A.    The Existing Borrower has executed and delivered to the Bank one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Existing Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B.    The Existing Borrower, the New Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2.    Each of the Existing Borrower and the New Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of each of the Existing Borrower and the New Borrower, enforceable in accordance with its terms. Each of the Existing Borrower and the New Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3.    Each of the Existing Borrower and the New Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by Existing Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Existing Borrower’s and the New Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4.    As a condition precedent to the effectiveness of this Amendment, the Existing Borrower and the New Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5.    To induce the Bank to enter into this Amendment, each of the Existing Borrower and the New Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. Each of the Existing Borrower and the New Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. Each of the Existing Borrower and the New Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6.    This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7.    The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail).

8.    This Amendment will be binding upon and inure to the benefit of the Existing Borrower, the New Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

9.    This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

10.    Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). Each of the Existing Borrower and the New Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial or arbitration provisions contained in the Loan Documents.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:		EXISTING BORROWER:

HEALTHCARE SERVICES GROUP, INC.

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HUNTINGDON HOLDINGS, INC.

/s/ Michael Harrity		By:	/s/ John C. Shea
(SEAL)
Print Name:	Michael Harrity	Print Name:	John C. Shea
Title:	Treasurer	Title:	President
(Include title only if an officer of entity signing to the right)

HCSG STAFF LEASING SOLUTIONS, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

NEW BORROWER:

HCSG LABOR SUPPLY, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG EAST, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG CENTRAL, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

HCSG WEST, LLC
By: Healthcare Services Group, Inc., its Sole Member

/s/ Jason J. Bundick		By:	/s/ John C. Shea
(SEAL)
Print Name:	Jason J. Bundick	Print Name:	John C. Shea
Title:	Secretary	Title:	Chief Financial Officer
(Include title only if an officer of entity signing to the right)

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

(SIGNATURES CONTINUED FROM PREVIOUS PAGE)

BANK:
PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Domenic L. D'Ginto
(SEAL)
Print Name:	Domenic L. D'Ginto
Title:	Senior Vice President

EXHIBIT A TO
CONSENT AND AMENDMENT TO LOAN DOCUMENTS
DATED AS OF JULY 9, 2015
HEALTHCARE SERVICES GROUP, INC., et al

A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

1.	Amended and Restated Loan Agreement dated as of December 18, 2013 between the Existing Borrower and the Bank (the “Loan Agreement”);

2.	Waiver and Amendment to Loan Documents dated as of December 23, 2014 between the Existing Borrower and the Bank;

3.
Amended and Restated Committed Line of Credit Note dated December 18, 2013 in the principal amount of $125,000,000.00 made by the Existing Borrower in favor of the Bank (the “Existing Line of Credit Note”);

4.	Amended and Restated Reimbursement Agreement dated as of December 18, 2013 made by the Existing Borrower in favor of the Bank; and

5.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.    The Loan Documents are hereby amended as follows:

1.    Effective as of the date hereof, the New Borrower hereby expressly assumes all of the Obligations of the Existing Borrower pursuant to the Loan Documents in accordance with their respective terms, and joins in the Loan Documents as a co-borrower and co-obligor, jointly and severally with the Existing Borrower, all as though the Loan Documents had originally been made, executed, delivered and recorded, as the case may be, by the New Borrower, and all without in any way diminishing or otherwise affecting the Existing Borrower’s obligations under the Loan Documents. Further, the New Borrower hereby confirms such assumption and expressly agrees to be bound by each and every term, condition, representation, warranty and covenant contained in the Loan Documents executed and delivered by the Existing Borrower.

2.    Each reference to the "Borrower" or "HEALTHCARE SERVICES GROUP, INC., HUNTINGDON HOLDINGS, INC. and HCSG STAFF LEASING SOLUTIONS, LLC" in the Loan Documents is hereby changed wherever it appears to refer to HEALTHCARE SERVICES GROUP, INC, HUNTINGDON HOLDINGS, INC., HCSG STAFF LEASING SOLUTIONS, LLC, HCSG LABOR SUPPLY, LLC, HCSG EAST, LLC, HCSG CENTRAL, LLC and HCSG WEST, LLC, jointly and severally as co-borrowers.

C.	CONSENT.

1.    (a)    Pursuant to Section 5.4 of the Loan Agreement the Borrower is not permitted to make or have outstanding, without the Bank’s prior written consent, any loans or advances to, or otherwise extend credit to, any other person, firm, corporation or other entity, except for loans and advances (i) disclosed on the Borrower’s Historical Financial Statements, (ii) incurred in the ordinary course of the Borrower’s business consistent with past practices and customs and (iii) incurred in connection with any Permitted Acquisition. The Borrower has informed the Bank of its intent to make loans or advances to HCSG Labor Supply, LLC, HCSG East, LLC, HCSG Central, LLC and HCSG West, LLC (collectively, the “HCSG Advance”). The Borrower has requested that the Bank consent to the HCSG Advance.

(b)        Pursuant to Section 5.5 of the Loan Agreement the Borrower is not permitted to transfer all or any substantial part of its assets, except for Permitted Acquisitions. The Borrower has informed the Bank of its intent to transfer cash in an amount not to exceed $85,000,000.00 in the aggregate to HCSG East, LLC, HCSG Central, LLC, HCSG West, LLC and ultimately to HCSG Insurance Corp. (the “HCSG Cash Transfer”). The Borrower has requested that the Bank consent to the HCSG Cash Transfer.

(c)        In reliance on the Borrower’s representations and warranties and subject to the terms and conditions herein set forth, the Bank hereby consents to the HCSG Advance and the HCSG Cash Transfer, and agrees that neither shall constitute an Event of Default.

2.    Pursuant to Section 6 of the Loan Agreement, any New Entity created by Healthcare Services Group, Inc. is required to join in each of the Loan Documents as a co-borrower (the “Joinder Requirement”). The Borrower has informed the Bank of the creation of HCSG Labor Supply, LLC, HCSG East, LLC, HCSG Central, LLC, HCSG West, LLC, each of which is joining the Loan Documents as a co-borrower pursuant to this Amendment. The Borrower has also informed the Bank of the creation of HCSG Insurance Corp. and has requested that the Bank consent to make an exception to the Joinder requirement for HCSG Insurance Corp. In reliance on the Borrower’s representations and warranties and subject to the terms and conditions herein set forth the Bank hereby consents that HCSG Insurance Corp. is not required to join as a co-borrower under the Loan Documents.

3.    The Borrower agrees that it will hereafter comply fully with the Loan Documents, all of the provisions of which remain in full force and effect except as specifically hereinafter modified and amended. Except as expressly described above, the consents granted herein shall not constitute (a) a modification or an alteration of the terms, conditions or covenants of the Loan Documents or (b) a waiver, release or limitation upon the Bank’s exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. Such consents shall not relieve or release the Borrower or any guarantor in any way from any of its respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Event of Default thereunder, except as expressly described above. Such consents shall not obligate the Bank, or be construed to require the Bank to consent to any similar action or transaction not otherwise permitted under the Loan Documents which may occur after the date hereof.

D.    The Loan Documents are amended as follows:

1.	The Loan Agreement is hereby amended as follows:

(a)	Section 1.1 of the Loan Agreement is amended and restated to read in full as follows:

“1.1.    Committed Line of Credit.    A committed revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this Agreement, will make advances to the Borrower from time to time until the Expiration Date, in an amount in the aggregate at any time outstanding not to exceed $200,000,000.00 during the period from July 9, 2015 until the Expiration Date (the “Line of Credit”). The “Expiration Date” means December 18, 2018, or such later date as may be designated by the Bank by written notice to the Borrower. Advances under the Line of Credit will be used for working capital or other general business purposes of the Borrower.”

(b)	The first sentence of Section 1.1.2. of the Loan Agreement is amended and restated to read in full as follows:

“The Borrower may request that the Bank, in lieu of cash advances, issue standby letters of credit (each individually, a “Letter of Credit” and collectively, the “Letters of Credit”) under the Line of Credit, in an aggregate face amount outstanding at any time not to exceed $90,000,000.00 during the period from July 9, 2015 until the Expiration Date; provided, however, that after giving effect to the face amount of such Letter of Credit, the sum of the aggregate outstanding advances under the Line of Credit and the aggregate face amount of all Letters of Credit issued and outstanding shall not exceed the amount of the Line of Credit.”

2.
Restated Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an Amended and Restated Committed Line of Credit Note (the “Restated Note”), evidencing the Line of Credit in the principal amount of $200,000,000.00 in form and substance satisfactory to the Bank. Upon receipt by the Bank of the Restated Note, the Existing Line of Credit Note shall be canceled; the Line of Credit and all accrued and unpaid interest on the existing Line of Credit Note shall thereafter be evidenced by the Restated Note; and all references to the “Note” evidencing the Line of Credit in any documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Line of Credit Note.

E.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.    This Amendment shall have been duly executed by the Existing Borrower, the New Borrower and the Bank.

2.    The New Borrower shall have delivered to the Bank a certified copy of the organizational documents of each New Borrower, and a certified copy of all documents authorizing each New Borrower’s execution, delivery and performance of this Amendment and the Loan Documents as amended hereby, including without limitation Resolutions for Extension of Credit and Incumbency Certificate for each New Borrower and its Sole Member.

3.    The Bank shall have received evidence of the maintenance of all insurance required by the Loan Documents, naming the Bank as lender loss payee.

4.    The Bank shall have received such other documents and instruments as the Bank reasonably deems necessary to carry out the intent and purpose of this Amendment, and all documents executed and delivered in connection with this Amendment shall be satisfactory in form and content to the Bank.